                                                                   EXHIBIT 10.38


                         EMPLOYMENT AGREEMENT ADDENDUM



THIS EMPLOYMENT AGREEMENT ADDENDUM, is a supplement to the original EMPLOYMENT AGREEMENT dated JANUARY 1, 1995, by and between MATRIX CAPITAL BANK, (hereinafter referred to as the "BANK") and GARY LENZO (hereinafter referred to as the "EMPLOYEE").

WHEREAS, the Employee has heretofore been employed by the Bank as President and Chief Executive Officer, and

WHEREAS, the Bank wishes to assure itself of the services of the Employee as outlined in SECTION 5. TERM of the original Employment Agreement, and
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WHEREAS, the parties desire by this writing to set forth the continued employment relationship of the Bank and the Employee.

NOW THEREFORE, it is agreed to amend SECTION 2. BASE COMPENSATION and SECTION 5.
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TERM as follows:
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2.  BASE COMPENSATION. The Bank agrees to pay the Employee during the terms of
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this Addendum, a salary at the rate of $120,000.00 per annum payable in cash not less frequently than twice monthly and shall be increased annually in such an amount as the Board of Directors may determine.

5.  TERM. This Addendum extends the period of employment an additional twelve
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(12) months, per performance evaluation by the Board of Directors, as outlined in the original Employment Contract, thereby extending the term of said Employment Agreement to JANUARY 1, 2001.

IN WITNESS WHEREOF, the parties have executed this Employment Agreement Addendum, on the 28th day of January 1998.

                                        MATRIX CAPITAL BANK


                                        BY:   /s/
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                                        NAME: D. Mark Spencer
                                        ITS:  Chairman


                                        BY:   /s/
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                                        NAME: Gary Lenzo